UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2026

Outdoor Holding Company

(Exact name of registrant as specified in its charter)

Texas	001-13101	30-0957912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5960 Berkshire Lane, 6th Floor

Dallas, TX 75225

(Address of principal executive offices)

(480) 947-0001

(Registrant’s telephone number, including area code)

1100 Circle 75 Pkwy, Suite 1300, Atlanta, GA 30339

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	POWW	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value	POWWP	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On October 19, 2026, the Board of Directors (the “Board”) of Outdoor Holding Company (the “Company”) approved an amendment to the Company’s discretionary share repurchase program, originally authorized by the Board on January 4, 2026 (the “Repurchase Program”), to (i) increase the aggregate amount of the Company’s outstanding common stock that may be repurchased under the Repurchase Program from $15.0 million to $35.0 million and (ii) extend the term of the Repurchase Program by six months, from January 4, 2027 through July 4, 2027. The $35.0 million aggregate authorization is inclusive of all repurchases made under the Repurchase Program since its inception and represents an increase of $20.0 million over the prior authorization. As of September 30, 2026, the Company had repurchased 3,975,951 shares of its common stock for an aggregate of approximately $8.4 million under the Repurchase Program, excluding commissions and fees, and approximately $6.6 million remained available for repurchases under the prior authorization. Except as described above, the terms of the Repurchase Program are unchanged.

Repurchases under the Repurchase Program may be made from time to time, in management’s discretion, through open market purchases, privately negotiated transactions, and other means in accordance with federal securities laws, including pursuant to one or more Rule 10b5-1 trading plans. The timing, volume, and value of any repurchases will be determined by management based on market conditions, the Company’s liquidity and capital needs, and other factors deemed relevant. The Repurchase Program does not obligate the Company to repurchase any specific number of shares and may be modified, suspended, or terminated at any time at the discretion of the Board or management. Any Rule 10b5-1 trading plan in effect before the amendment remains in effect in accordance with its terms.

Any repurchases under the Repurchase Program will be funded from the Company’s existing cash balances, future operating cash flows, or other legally available funds. In connection with the Company’s redomestication to Texas, the Board also updated the Repurchase Program to prohibit repurchases that would violate the distribution limitations of the Texas Business Organizations Code or impair the Company’s ability to pay its debts as they become due. Repurchases will be conducted in accordance with the Company’s insider trading policy and applicable trading window restrictions.

A copy of the Company’s press release announcing the amendment to the Repurchase Program is attached as Exhibit 99.1 and incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

Statements contained or incorporated by reference in this Current Report on Form 8-K that are not historical are considered “forward-looking statements” within the meaning of the federal securities laws and are presented pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, among others, statements about the Company’s intent to repurchase shares of its common stock under the Repurchase Program, the timing, manner, price and amount of any such repurchases, the sources of funds for any such repurchases, the Company’s cash generation, balance sheet and capital allocation, the Company’s business strategy, plans, objectives, expectations and intentions, and other statements that are not historical facts. Instead, they are based only on Company management’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, the Company’s ability to maintain and expand its e-commerce business, the Company’s ability to introduce new features on its e-commerce platform that match consumer preferences, the Company’s ability to retain and grow its customer base, the impact of lawsuits, including securities class action lawsuits, stockholder derivative suits and enforcement actions by regulatory authorities, the impact of adverse economic market conditions, including from social and political factors, market conditions and the trading price and liquidity of the Company’s common stock, the Company’s liquidity and capital needs, and the occurrence of any other event, change or other circumstances that could give rise to impacts on operating results. Therefore, investors should not rely on any of these forward-looking statements and should review the risks and uncertainties described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended March 31, 2026, filed with the Securities and Exchange Commission (the “SEC”) on June 22, 2026, and additional disclosures the Company makes in its other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Forward-looking statements are made as of the date of this report, and except as required by law, the Company expressly disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Outdoor Holding Company, dated October 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTDOOR HOLDING COMPANY

Dated: October 22, 2026	By:	/s/ Paul J. Kasowski
Paul J. Kasowski
Chief Financial Officer